Exhibit 99.1

BancAnalysts Association of Boston Conference

November 2, 2017

The PNC Financial Services Group

PNC

Cautionary Statement Regarding Forward-Looking and Non-GAAP Financial Information

PNC

This presentation is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings and on its corporate website.

The presentation contains forward-looking statements regarding our outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix. We provide greater detail regarding these as well as other factors in our 2016 Form 10-K and our 2017 Form 10-Qs, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation or in our SEC filings. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.

In this presentation, we may sometimes include non-GAAP financial information. Non-GAAP financial information includes metrics such as fee income, as well as adjusted results and certain information used to review components of reported information. When we do so, we provide GAAP reconciliations for such information. Such reconciliations may be found in our presentation, in these slides, including the Appendix, in other materials on our corporate website, and in our SEC filings. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this information and the related reconciliations may be useful to investors, analysts, regulators and others to help understand and evaluate our financial results. We may also use annualized, pro forma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results.

References to our corporate website are to www.pnc.com under “About Us – Investor Relations.” Our SEC filings are available both on our corporate website and on the SEC’s website at www.sec.gov. We include web addresses here as inactive textual references only. Information on these websites is not part of this presentation.

Executing Strategic Priorities
Designed to create value

- We are focused on our strategic priorities to drive higher fee income, control expenses and create long-term value

- Building a Leading Banking Franchise in Our Underpenetrated Markets
- Capturing More Investable Assets
- Bolstering Critical Infrastructure and Streamlining Core Process
- Reinventing the Retail Banking Experience

Highlights for YTD 3Q17

- Delivered high quality results
- Compared with the same period a year ago:
  - Grew net interest income
  - Grew fee income
  - Controlled expenses
  - Grew loans and deposits
  - Maintained strong capital and liquidity positions

Net Income
$3.3 billion

Net Interest Income
$6.8 billion

Noninterest Income
$5.3 billion

Return on Average Assets
1.19%

Outlook: Fourth Quarter 2017 Compared to Third Quarter 2017

PNC

Balance Sheet	Loans	Up modestly
Income Statement	Net interest income	Up low-single digits
	Fee income	Up low-single digits
	Other noninterest income	$250 - $300 million
	Noninterest expense	Up low-single digits
	Loan loss provision	$100 - $150 million

- Refer to Cautionary Statement in the Appendix, including economic and other assumptions. Does not take into account impact of potential legal and regulatory contingencies.
- Fee income (Non-GAAP) – Refers to noninterest income in the following categories: asset management, consumer services, corporate services, residential mortgage and service charges on deposits. See reconciliation in Appendix.
- Net interest income, fee income and noninterest expense outlook represents percentage change for the fourth quarter of 2017 compared to third quarter of 2017

Karen Larrimer

EVP, Head of Retail Banking & Chief Customer Officer

PNC Retail Banking

PNC

- A strong retail banking franchise in attractive markets
  - Diverse revenue streams
  - Core funded with relationship-based deposits
- Focused on creating the easiest way to bank and invest
- Building a customer focused omni-channel presence
  - Optimizing the branch network
  - Leading with digital first
- Well-positioned for growth

Retail Banking: Strong Franchise in Attractive Markets

Serving > 8 million Consumers and Small Businesses

United States Footprint



- Mortgage, Asset Management and Corporate & Institutional
- Retail Banking, Asset Management and Corporate & Institutional – full service franchise

Retail Bank

As of 9/30/17	
Employees	> 30,000
Branches	2,474
ATMs	8,987
Universities	> 400 relationships
Customer Care Centers	3
Digital Customers	62%

– Employees – Includes both full-time and part-time employees.
– Digital Customers – Represents three month average of consumer checking relationships that process the majority of their transactions through non-teller channels

Retail Banking Financial Snapshot

PNC

PNC Consolidated Revenue

YTD 3Q17, $12 billion



Rest of PNC $6.7
Retail Banking $5.3

Retail Banking Segment

$ billions

Nine months ended	9/30/17
Net Interest Income	$3.4
Noninterest Income	1.9
Total Revenue	$5.3

Nine months ended	9/30/17
Average Loans	$72.4
Average Deposits	$159.3

Strong Deposit Growth
Driven by Stable Relationship Balances

Non-Maturing, Interest-Bearing Deposits Trends



$ billions
$105
$111
$116
125 bps
50 bps
25 bps
19 bps
16 bps
20 bps
3Q15
3Q16
3Q17
$ Balances
Rate Paid
Fed Funds

Deposit Pricing Approach

- Shifted to relationship-based approach
  - Eliminated consumer MMDA / savings promotions
  - < 1% of portfolio in 3Q17 had promotional rates, compared to 15% in 3Q15
  - Very strong retention
- Rates remain top quartile relative to peers
- Competition is beginning to increase
  - Betas are expected to normalize with additional Fed rate increases
- Opportunity to grow with stronger digital offer and thinner branch presence

– Balances represent averages for each respective quarter.
– Non-maturing, interest-bearing deposits – Represent Retail Banking interest-bearing demand, money market (MMDA) and savings deposits.

PNC's Retail Banking Strategy
Building a Better, Easier Experience for Our Customers


The Easiest Way to Bank and Invest
Issue Free Banking
Employees Enabled to Make it Easy
Fastest and Fewest Steps
Seamless Experience Across Channels
Foundation – Managing Our Business

Employees Enabled
Investing in Wages, Tools, and Technology

- 2017 compensation adjustments implemented to hire and retain the best talent
  - Increased starting hourly rate
  - Reduced voluntary turnover rate
- Simplifying procedures
- Implementing new customer relationship management platform with industry leading, cloud-based solution Salesforce

Retail Banking Turnover Rate Has Declined



-22%
YOY
-25%
YOY
Overall
Top Performers
Sep-16
Sep-17

Simplifying Procedures



-80%

Goal to consolidate customer-facing procedures

– YOY – Refers to a year over year comparison of September 2016 with September 2017

Optimizing the Branch Network
Transformation in Support of Transaction Migration

- Migration to ATM and mobile provides convenience to the customer and improves operating efficiency
  - In 3Q17, 54% of retail deposits occurred via ATM or Mobile channels, compared with 27% in 3Q13
- 14% reduction to the branch network over the past five years, while continuing to meet clients' needs
- As of 3Q17, approximately 21% of the branch network is operating under alternative branch models
- Consolidations, transaction migration and other initiatives have driven significant expense savings
  - Savings have been reinvested into digital and technology initiatives

Cost per Interaction by Channel


13x
1x
Alternative Channel
Branch

PNC Retail Branch Network


2,881
2,714
2,697
2,616
2,520
2,474
2012
2013
2014
2015
2016
3Q17

- Interaction costs –for the full year 2016.
- Alternative Channel – Includes care center, interactive voice response, ATM, digital / mobile.
- Branch Network – Presented as of period end.

Customers Driving Disruptive Change
Digital Sales Continue to Grow

- Shifting capital from physical network to digital capabilities at a rapid pace
- Customers have strong loyalty to our digital products
- PNC has strong digital adoption including e-statement, bill pay and mobile deposit
- 12% of product sales YTD 3Q17 were digital
- Investments in infrastructure have created a platform that brings security, stability and resiliency to the core business, allowing us to focus on more forward-looking innovation

Digital Engagement



+5 pts
YOY
+3 pts
YOY
Consumer Active
Small Business Active
3Q16
3Q17

Digital Customers Continue to Increase



35%
38%
46%
52%
58%
62%
2012
2013
2014
2015
2016
3Q17

– YOY – Refers to a year over year comparison of 3Q16 with 3Q17

Digital First

Digital Experience is Core to our Retail Banking Strategy

Digital Payments

- PNC Pay℠
- Grow Visa Checkout®
- Zelle® real time payments
- eInvoice and pay

Distinctive Financial Tools by Segment

- Virtual Wallet®
- Cash Flow Insight℠
- Total Insight℠
- Home Insight℠

Protect Customers / Security

- Multi-factor authentication
- Security/privacy dashboard
- Real-time fraud
- Expand tokens, biometrics

Grow Customers and Share of Wallet

- Data as an asset
- Increase digital marketing
- Grow digital account opening
- Diverse segment capabilities



Digital First

Omni-Channel Effortless / Integrated

- Mobile click to call
- Cardless ATM
- Tablet workstation
- Online appointment setting

Fintech New Models

- Digital credit
- Digital advice
- Open API banking
- Merchant digital

Customer Self-Service

- Scale mobile deposit
- PNC Help Center
- Grow paperless
- Virtual assistant bot
- Digitize processes

Digital First
Making it Easy to Transact

PNC

PNC Mobile



- Redesigned apps
- Express Funds on mobile deposits
- Shop PNC: apply for Card, Auto
- Cardless access at ATM
- One click connect to Care Center

PNC Pay℠



- Comes with PNC Mobile
- PNC debit, credit, SmartAccess card
- Tap & pay at point of sale
- Visa Checkout®
- PNC Easy Lock℠

Send Money with Zelle®

PNC together with Zelle®

- Initially P2P payments
- Comes with PNC mobile
- Use mobile number or e-mail
- Send, request payment
- Split payment

– Products and services listed in orange text will be available to customers in the near future.

Digital First
Making it Easy to Service

Protecting Our Customers



123456
turbotax

- Multi-factor authentication
- Security / privacy dashboard
- Real-time fraud
- Fingerprint and facial ID
- Open API for data aggregators

Self-Service



- Scale mobile deposit
- PNC Help Center
- Continue to scale paperless
- New digital servicing
  - Chat in mobile app
  - Virtual voice assistant bot

Digital First

Grow Lending – Origination, Fulfillment and Product

Credit Card $5.4 billion

- Expanded thin credit, student offerings
- Customized offers
- New Cash Rewards card
- 13% of sales from digital channels in 3Q17

Unsecured Installment $1.1 billion

- Scaled pre-approved offers
- Real-time with next day funding
- Enabling pre-selected offers
- 20% of sales from digital channels in 3Q17

Direct Auto $1.4 billion

- Mobile Check Ready application
- Partner with FinTech for shopping experience integration
- 26% of sales from digital channels in 3Q17

– Portfolio balances – As of 9/30/17

Home Lending Transformation

Enhance Customer Acquisition, Distribution and Product Capabilities

Drivers of Efficiency & Growth

- Shift to lower cost channels
- Simplify vendor network
- Eliminate redundant functions
- Manage capacity and improve capabilities
- Optimize consumer loan and mortgage operation service centers

Expected Results

- Revenue enhancement and cost reduction
- Enhance customer experience
- Optimize geographic locations
- Improve fulfillment and booking rates
- Enhance management of related regulatory requirements and risk reduction

PNC Retail Banking

- A strong retail banking franchise in attractive markets
  - Diverse revenue streams
  - Core funded with relationship-based deposits
- Focused on creating the easiest way to bank and invest
- Building a customer focused omni-channel presence
  - Optimizing the branch network
  - Leading with digital first
- Well-positioned for growth

Appendix: Cautionary Statement Regarding Forward-Looking Information

PNC

This presentation includes "snapshot" information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.

We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as "believe," "plan," "expect," "anticipate," "see," "look," "intend," "outlook," "project," "forecast," "estimate," "goal," "will," "should" and other similar words and expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date made. We do not assume any duty and do not undertake to update forward-looking statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.

Our forward-looking statements are subject to the following principal risks and uncertainties.

- Our businesses, financial results and balance sheet values are affected by business and economic conditions, including the following:
  - Changes in interest rates and valuations in debt, equity and other financial markets.
  - Disruptions in the U.S. and global financial markets.
  - Actions by the Federal Reserve Board, U.S. Treasury and other government agencies, including those that impact money supply and market interest rates.
  - Changes in law and policy accompanying the new presidential administration and uncertainty or speculation pending the enactment of such changes.
  - Changes in customers', suppliers' and other counterparties' performance and creditworthiness.
  - Slowing or reversal of the current U.S. economic expansion.
  - Continued residual effects of recessionary conditions and uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on levels of unemployment, loan utilization rates, delinquencies, defaults and counterparty ability to meet credit and other obligations.
  - Commodity price volatility.
  - Changes in customer preferences and behavior, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors.

Appendix: Cautionary Statement Regarding Forward-Looking Information

- Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than those we are currently expecting and do not take into account potential legal and regulatory contingencies. These statements are based on our current view that the U.S. economy and the labor market will grow moderately through the rest of 2017 and in 2018, supported by gains in consumer spending thanks to solid job growth and rising wages, continued gradual improvement in the housing market, modest growth in business investment, an expanding global economy, and some fiscal stimulus from corporate and personal income tax cuts. Although inflation has slowed in 2017, it should pick up as the labor market continues to tighten. Short-term interest rates and bond yields are expected to rise through the rest of this year and throughout 2018; PNC's baseline forecast is for one 25 basis point increase in the federal funds rate in December of 2017, and three more increases in 2018. Longer-term rates will also increase as the Federal Reserve slowly reduces the size of its balance sheet, but at a slower pace than short-term rates.
- PNC's ability to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or issue or redeem preferred stock or other regulatory capital instruments, is subject to the review of such proposed actions by the Federal Reserve Board as part of PNC's comprehensive capital plan for the applicable period in connection with the Federal Reserve Board's Comprehensive Capital Analysis and Review (CCAR) process and to the acceptance of such capital plan and non-objection to such capital actions by the Federal Reserve Board.
- PNC's regulatory capital ratios in the future will depend on, among other things, the company's financial performance, the scope and terms of final capital regulations then in effect (particularly those implementing the international regulatory capital framework developed by the Basel Committee on Banking Supervision (Basel Committee), the international body responsible for developing global regulatory standards for banking organizations for consideration and adoption by national jurisdictions), and management actions affecting the composition of PNC's balance sheet. In addition, PNC's ability to determine, evaluate and forecast regulatory capital ratios, and to take actions (such as capital distributions) based on actual or forecasted capital ratios, will be dependent at least in part on the development, validation and regulatory approval of related models.
- Legal and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management. These developments could include:
  - Changes resulting from legislative and regulatory reforms, including changes affecting oversight of the financial services industry, consumer protection, bank capital and liquidity standards, tax, pension, bankruptcy and other industry aspects, and changes in accounting policies and principles.
  - Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries. These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices, and in additional expenses and collateral costs, and may cause reputational harm to PNC.
  - Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies.
  - Impact on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.

Appendix: Cautionary Statement Regarding Forward-Looking Information

- Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of systems and controls, third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital and liquidity standards.
- Business and operating results also include impacts relating to our equity interest in BlackRock, Inc. and rely to a significant extent on information provided to us by BlackRock. Risks and uncertainties that could affect BlackRock are discussed in more detail by BlackRock in its SEC filings.
- We grow our business in part by acquiring from time to time other financial services companies, financial services assets and related deposits and other liabilities. Acquisition risks and uncertainties include those presented by the nature of the business acquired, including in some cases those associated with our entry into new businesses or new geographic or other markets and risks resulting from our inexperience in those new areas, as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, and the integration of the acquired businesses into PNC after closing.
- Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues. Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.
- Business and operating results can also be affected by widespread natural and other disasters, pandemics, dislocations, terrorist activities, system failures, security breaches, cyberattacks or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically.

We provide greater detail regarding these as well as other factors in our 2016 Form 10-K and our 2017 Form 10-Qs, including in the Risk Factors and Risk Management sections and the Legal Proceedings and Commitments Notes of the Notes To Consolidated Financial Statements in those reports, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this presentation or in our SEC filings, accessible on the SEC's website at www.sec.gov and on our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.

Any annualized, pro forma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts' opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC's or other company's actual or anticipated results.

PNC

Consolidated Fee Income

	For the nine months ended	
$ in millions	3Q17	3Q16
Asset management	$1,222	$1,122
Consumer services	1,049	1,039
Corporate services	1,198	1,117
Residential mortgage	321	425
Service charges on deposits	512	495
Total fee income	$4,302	$4,198
Other, including net securities gains	1,004	829
Total noninterest income, as reported	$5,306	$5,027